UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

ENCOMPASS GROUP AFFILIATES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30486	65-0738251
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

420 Lexington Avenue, New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 227-1600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
This Current Report on Form 8-K /A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events. The words and phrases “will” and “could” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions, the Company’s ability to successfully integrate the acquired business and assets and future events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 1, 2008, Encompass Group Affiliates, Inc., a Florida corporation (the “Company”), through Encompass Parts Distribution, Inc. (formerly, Encompass Group Affiliates, Inc.), a Delaware corporation and wholly-owned subsidiary of the Company (“Encompass - Del”), acquired all of the outstanding equity interests in Tritronics, Inc., a privately-held Maryland corporation engaged in the distribution of replacement parts and accessories for consumer electronics products (“Tritronics”). The Company’s acquisition of Tritronics was pursuant to a Stock Purchase Agreement (the “Tritronics Purchase Agreement”) entered into by and among the Company, Encompass-Del, Tritronics, Tritronics, LLC, the sole stockholder of Tritronics, and the members (and certain spouses of the members) of Tritronics, LLC.

On August 7, 2008, the Company filed a Current Report on Form 8-K reporting that it had completed the acquisition of Tritronics and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date. This Amendment No. 1 to the Company’s Current Report on Form 8-K contains the required financial statements and pro forma financial information.

The information contained in this Amendment No. 1 to the Company’s Current Report on Form 8-K should be read in conjunction with information set forth in the Company’s August 7, 2008 Current Report on Form 8-K and the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2008 filed with the Securities and Exchange Commission on October 14, 2008 (“2008 Form 10-K”).

The Company’s acquisition of Tritronics is subject to various risks, including the risks set forth in the Company’s 2008 Form 10-K. There can be no assurance that the Company will be able to successfully integrate Tritronics’ business with the other business of the Company. The Company could have difficulty retaining and assimilating new personnel and assimilating the services of Tritronics into the Company’s overall operations. These difficulties could disrupt the Company’s business, distract its management and employees, increase expenses and adversely affect the Company’s business, results of operations and financial condition.

Item 9.01	Financial Statements and Exhibits.

a)	Financial Statements of Businesses Acquired.

The historical audited Balance Sheet of Tritronics, Inc. as of April 30, 2008, and the related Statements of Income and Retained Earnings and Cash Flows for the year then ended, and the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Balance Sheet of Encompass Group Affiliates, Inc. as of June 30, 2008 and the Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2008, and the notes thereto, giving effect to the acquisition of Tritronics, Inc., are filed as Exhibit 99.2 attached to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	The Audited Balance Sheets of Tritronics, Inc. as of April 30, 2008, and the related Statements of Income and Retained Earnings and Cash Flows for the year then ended, and the notes thereto.

99.2
The Unaudited Pro Forma Consolidated Balance Sheet of Encompass Group Affiliates, Inc. as of June 30, 2008 and the Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2008 and the notes thereto, giving effect to the acquisition of Tritronics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS GROUP AFFILIATES, INC>

Dated: October 17, 2008	By:	/s/ Wayne I. Danson
Chief Executive Officer and President
(principal executive officer)

EXHIBIT INDEX
Exhibit No.	Exhibit Description

99.1	The Audited Balance Sheets of Tritronics, Inc. as of April 30, 2008, and the related Statements of Income and Retained Earnings and Cash Flows for the year then ended, and the notes thereto.

99.2
The Unaudited Pro Forma Consolidated Balance Sheet of Encompass Group Affiliates, Inc. as of June 30, 2008 and the Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2008 and the notes thereto, giving effect to the acquisition of Tritronics, Inc.